MARCH 1, 2014
(as revised January 2, 2015)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, dated March 1, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.feim.com/individual-investors/fund/global-income-builder-fund. You can also get this information at no additional cost by calling 800.334.2143 or by sending an e-mail request to info@firsteaglefunds.com.

Class A | Ticker FEBAX Class C | Ticker FEBCX Class I | Ticker FEBIX

Investment Objective

First Eagle Global Income Builder Fund (“Global Income Builder Fund”) seeks current income generation and long-term growth of capital.

Fees and Expenses of the Global Income Builder Fund

The following information describes the fees and expenses you may pay if you buy and hold shares of the Global Income Builder Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Global Income Builder Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 77 and 83, of the Fund’s Prospectus respectively.

	CLASS A		CLASS C	CLASS I

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00		None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00	*	1.00	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	0.75		0.75	0.75

Distribution and/or Service (12b-1) Fees	0.25		1.00	None

Other Expenses	0.35		0.34	0.35

Total Annual Fund Operating Expenses (%)**	1.35		2.09	1.10

*	A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.
**

Expenses shown in the table above (and that form the basis of the expense example on the following page) reflect annual expenses for the Fund’s fiscal year ended October 31, 2013. The methodology for the allocation of certain expenses among the various First Eagle Funds and their share classes is subject to change and will be changed in certain respects effective January 1, 2015. Total expenses shown for some Funds and share classes will decrease or increase. The Funds do not anticipate that these changes will increase the total expenses shown above by more than 0.06% of the average daily value of the net assets, calculated at an annual rate, of any Fund or share class.

Example

This example is intended to help you compare the cost of investing in the Global Income Builder Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is

5% and operating expenses remain the same. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A
Sold or Held	$631	$906	$1,202	$2,043

Class C (shares have a one year contingent deferred sales charge)
Sold	$312	$655	$1,124	$2,421

Held	212	655	1,124	2,421

Class I
Sold or Held	$112	$350	$606	$1,340

Portfolio Turnover Rate

There are transaction costs due to the bid/ask spread in the case of bonds or commissions in the case of stocks. The Global Income Builder Fund pays transaction costs when the Fund buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 10.87% of the average value of its portfolio.

Principal Investment Strategies

To achieve its objective of current income generation and long-term growth of capital, the Global Income Builder Fund will normally invest its assets primarily in common stocks of U.S. and foreign companies that offer attractive dividend yields and a range of fixed income instruments, including high-yield, below investment grade (commonly referred to as “junk bonds”), investment grade and sovereign debt, from markets in the United States and multiple countries around the world.

Investment decisions for the Global Income Builder Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. Under normal circumstances, the Fund anticipates it will allocate a substantial amount of its total assets to income-producing securities. That generally means that approximately 80% or more of the Fund’s total assets will be allocated to such investments, which may include dividend paying equities, both high-yield (below investment grade) and investment grade debt, sovereign bonds, and various short-term debt instruments. The Fund “counts” relevant derivative positions towards its “80% of assets” allocation and, in doing so, values each position at the price at which it is held on the Fund’s books. The Fund may invest in securities with any investment rating or time to maturity, as well as unrated securities. The Fund may also invest (typically for hedging purposes) in derivative instruments such as options, futures contracts and options on futures contracts, credit default swaps, and swaps and options on indices.

The investment philosophy and strategy of the Global Income Builder Fund can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). With respect to equity investments in particular, a discount to “intrinsic value” is sought even for what appear to be the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. Investments in debt instruments are made after careful scrutiny of the underlying creditworthiness of the issuer, taking into account such factors as cash flow generation, liquidation value and structural protections. The Fund seeks to own debt instruments that offer an attractive “margin of safety” on principal repayment relative to the total expected return of the security.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Global Income Builder Fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the Fund is not intended to be a complete investment program.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•

Foreign Investment Risk — The Fund will invest in foreign investments. Foreign investments can be susceptible to less politically, economically and socially stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations.

•

Credit Risk — Credit risk is the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations.

•

Prepayment Risk — Certain instruments, especially mortgage-backed securities, for example, are susceptible to the risk of or prepayment by borrowers. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in other assets, which may lower returns. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed

FIRST EAGLE GLOBAL INCOME BUILDER FUND | SUMMARY PROSPECTUS | MARCH 1, 2014 (as revised January 2, 2015)

instruments may be volatile and limited, which may make them difficult to buy or sell.

•	Changes in Debt Ratings Risk — If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.

•

High Yield Risk — The Fund intends to invest in high yield instruments (commonly known as “junk bonds”) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade instruments and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

•

Illiquid Investment Risk — The market for lower-quality debt instruments, including junk bonds and levered loans, is generally less liquid than the market for higher-quality debt instruments. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

•

High Portfolio Turnover Risk — The Fund’s investment strategies, which permit the Fund to hold instruments of any remaining duration and to trade those securities rather than hold them to maturity, may result in high turnover rates. This may increase the Fund’s brokerage commission costs in the case of stocks or costs related to the bid/ask spread in the case of bonds, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

•

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. To date, derivatives have been used mainly under a hedging program that seeks to reduce the impact of foreign exchange rate changes on the Fund’s value. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes.

•

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in non-U.S. currencies.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Bank Loan Risk — The Fund may invest in bank loans. These investments potentially expose the Fund to the credit risk of both the financial institution and the underlying borrower. The Fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and the Fund may have difficulty selling them. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•

Real Estate Risk — The Fund may invest in real estate investment trusts (“REITs”), which are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

For more information on the risks of investing in the Global Income Builder Fund, please see the More Information about the Funds’ Investments section of the Fund’s Prospectus.

Investment Results

The following information provides an indication of the risks of investing in the Global Income Builder Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for the periods shown compare with those of a broad measure of market performance. As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

After-tax returns are calculated using the highest individual federal income tax rate for each year, and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

Updated performance information is available at www.feim.com/individual-investors/fund/global-income-builder-fund or by calling 800.334.2143.

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included, the returns would be lower.

Calendar Year Total Returns — Class A

Best Quarter*
Third Quarter 2013	5.09%

Worst Quarter*
Second Quarter 2013	-0.70%

*	For the period presented in the bar chart above.

FIRST EAGLE GLOBAL INCOME BUILDER FUND | SUMMARY PROSPECTUS | MARCH 1, 2014 (as revised January 2, 2015)

The following table discloses after-tax returns only for Class A shares. After-tax returns for Class C and Class I shares will vary.

Average Annual Total Returns as of December 31, 2013

	1 YEAR	SINCE INCEPTION (5/1/12)
First Eagle Global Income Builder Fund
Class A Shares

Return Before Taxes	6.24%	7.69%

Return After Taxes on Distributions	5.00%	6.60%

Return After Taxes on Distributions and Sale of Fund Shares	3.82%	5.55%

Class C Shares

Return Before Taxes	10.05%	10.24%

Class I Shares

Return Before Taxes	12.11%	11.33%

MSCI World Index	26.68%	18.43%

Barclays Capital Aggregate Bond Index	-2.02%	0.49%

Our Management Team

First Eagle Investment Management, LLC serves as the Adviser to the Fund.

Giorgio Caputo and Robert Hordon are the Fund’s Portfolio Managers and Senior Analysts at the Adviser. Messrs. Caputo and Hordon joined the Adviser in September 2009 and July 2001, respectively. Edward Meigs and Sean Slein are also Portfolio Managers of the Fund and they joined the Adviser as Portfolio Managers in 2011. Messrs. Caputo, Hordon, Meigs and Slein have been the Fund’s Portfolio Managers since the Fund’s inception on May 1, 2012.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Global Income Builder Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section of the Fund’s Prospectus for more information.

You may purchase Fund shares on any business day at their public offering price computed after proper receipt of the order. You may redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section of the Fund’s Prospectus for more information.

Send all requests for information or transactions to:

Regular Mail: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324	Overnight Mail: First Eagle Funds c/o DST Systems, Inc. 330 West 9th Street Kansas City, MO 64105-1807

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section of the Fund’s Prospectus for more information.

Payments to Broker-Dealers and
Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and Shareholder Services Expenses section of the Fund’s Prospectus for more information.